UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 12, 2015

(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact name of registrant as specified in its charter)

Canada	1-10351	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 122 – 1st Avenue South

Saskatoon, Saskatchewan, Canada S7K 7G3

(Address of principal executive offices, including zip code)

306 / 933-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2015 Performance Option Plan

The Potash Corporation of Saskatchewan Inc. (the “Company”) 2015 Performance Option Plan (the “2015 Plan”) was adopted by the Company’s Board of Directors (the “Board”) on February 20, 2015 and approved by the shareholders of the Company on May 12, 2015 at the Company’s Annual and Special Meeting of Shareholders (the “Meeting”). The 2015 Plan permits the grant to eligible employees of options to purchase common shares of the Company at an exercise price based on the market value of the shares on the date of grant. The options become vested and exercisable, if at all, based upon the extent that the applicable performance objectives are achieved over the three-year performance period ending December 31, 2017. A maximum aggregate of 3,500,000 common shares may be issued pursuant to stock options granted under the 2015 Plan.

On May 12, 2015, the Board approved the Form of Option Agreement to be used in connection with grants of options under the 2015 Plan. Also on May 12, 2015, a total number of 3,474,900 options to purchase common shares of the Company were granted under the 2015 Plan, at an exercise price per share of Cdn$39.15 for those options denominated in Canadian dollars and an exercise price per share of US$32.32 for those options denominated in US dollars. Copies of the 2015 Plan and Form of Option Agreement are filed as Exhibit 10(a) to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Meeting, the Company’s shareholders voted upon the election of each of the following proposed director nominees with the results of the voting set forth opposite the name of each such nominee.

	FOR	AGAINST	WITHHELD(*)
Christopher M. Burley	535,027,418	600	5,494,292
Donald G. Chynoweth	536,693,740	700	3,827,870
John W. Estey	526,104,174	160,337	14,257,799
Gerald W. Grandey	534,025,153	160,237	6,336,920
C. Steven Hoffman	536,718,985	100	3,803,225
Alice D. Laberge	502,963,887	160,237	37,398,186
Consuelo E. Madere	538,774,472	100	1,747,738
Keith G. Martell	506,276,370	0	34,245,940
Jeffrey J. McCaig	502,969,928	160,237	37,392,145
Jochen E. Tilk	536,674,126	160,237	3,687,947
Elena Viyella de Paliza	501,750,250	160,337	38,611,723

The Company’s shareholders also voted upon the following proposals:

(1)  an ordinary resolution appointing the firm of Deloitte LLP as the Company’s auditors, to hold office until the next annual meeting of the Company’s shareholders. The results of the vote were: 594,910,925 shares for, 150 shares against and 15,862,376 shares withheld(*).

(2)  an ordinary resolution (included in the Company’s Management Proxy Circular dated February 20, 2015 (the “2015 Proxy”)) approving the adoption of the 2015 Plan (attached as Appendix C to the 2015 Proxy). The results of the vote were: 501,051,237 shares for and 39,588,999 shares against.

(3)  an advisory resolution accepting the Company’s approach to executive compensation. The results of the vote were: 526,090,269 shares for and 14,554,330 shares against.

(4)  an ordinary resolution (included in the 2015 Proxy) confirming amendments to the Company’s General By-Law. The results of the vote were: 532,321,125 shares for and 8,324,299 shares against.

(5)  a shareholder proposal (attached as Appendix D to the 2015 Proxy). The results of the vote were: 36,330,849 shares for and 504,404,153 shares against.

(*)	Number of withheld votes is based upon proxies received prior to the Meeting.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description

10(a)	Potash Corporation of Saskatchewan Inc. 2015 Performance Option Plan and Form of Option Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By:	/s/ Robert A. Kirkpatrick
Name:	Robert A. Kirkpatrick
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Dated: May 13, 2015

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10(a)	Potash Corporation of Saskatchewan Inc. 2015 Performance Option Plan and Form of Option Agreement.